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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                      __________________________________


       Date of Report (Date of earliest event reported): NOVEMBER 4, 1998



                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
             (Exact name of Registrant as specified in charter)




          DELAWARE                      0-22411                 56-1857809
          --------                      -------                 ----------
(State or other jurisdiction   (Commission file number)       (IRS employer
      of incorporation)                                    identification no.)


             212 S. TRYON STREET, SUITE 500, CHARLOTTE, NC 28281
             -----------------------------------------------------------------
             (Address of principal executive offices)  (Zip Code)

                             (704) 334-9905
                             --------------
             (Registrant's telephone number, including area code)
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Item 2. Acquisition or Disposition of Assets

     Summit Properties Partnership, L.P., a Delaware limited partnership (the "Partnership"), is the entity through which Summit Properties Inc., a Maryland corporation (the "Summit Properties") conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. On November 4, 1998, Summit Properties acquired a portfolio of multifamily properties in Texas (the "Ewing Portfolio") consisting of 2,465 apartment homes in seven communities located in Dallas, Austin and San Antonio.

     The acquisition of the Ewing Portfolio was effected pursuant to an Agreement and Plan of Reorganization dated as of October 31, 1998 (the "Merger Agreement") among Summit Properties, affiliates of Summit Properties (including the Operating Partnership), Ewing Industries, Inc., an Ohio corporation ("Ewing Industries"), affiliates of Ewing, and their respective partners, shareholders and members (together with Ewing Industries, "Ewing"). Pursuant to the Merger Agreement, the acquisition was funded through (i) the issuance to Ewing of 1,008,987 shares of common stock of Summit Properties (each, a "Share") and 141,921 units of limited partnership interest of the Partnership (each, a "Unit"), valued at $18.50 per Share and per Unit (or $21,291,801 in the aggregate), (ii) the assumption of $79,851,773 in long-term fixed-rate mortgage indebtedness, (iii) the payment of $50,598,397 in cash and (iv) receipt of $2,516,868 of credit for customary prorations and reserves. The per Share and Unit price was determined using a formula equal to the average of the daily high and low sales prices per Share on the New York Stock Exchange during a ten
(10) trading day period prior to the closing of the acquisition and was subject to a minimum of $18.50 and a maximum of $22.50.

     Summit Properties entered into a Registration Rights Agreement with respect to the Shares issued in the transaction. Under the Registration Rights Agreement, the Shares (i) may not be offered, sold or otherwise disposed of during a period of at least one (1) year from the date of issuance of such Shares pursuant to the Merger Agreement (the "Lock-Up Period") and (ii) under certain circumstances may be registered pursuant to an effective registration statement filed under the Securities Act of 1933 after the expiration of the Lock-Up Period.

     The cash component of the transaction was funded through a draw on the Operating Partnership's $175,000,000 unsecured credit facility provided by First Union National Bank, as administrative agent for certain lenders thereunder. A portion of the consideration is deferred until stabilization of the Summit Las Palmas community which is currently in lease-up. The current estimate of the additional consideration to be paid at such time is
(i) 1,030,009 Shares and 36,629 Units, valued at $18.50 per Share and per Unit (or $19,732,803 in the aggregate), and (ii) cash in the amount of $1,314,144. In the event that Summit Las Palmas does not stabilize by December 31, 1999, the community could be reconveyed to Ewing under certain circumstances.



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The following table briefly describes the Ewing Portfolio:


    COMMUNITY           LOCATION     YEAR       APARTMENT  OCCUPANCY
                                     COMPLETED  HOMES      (as of 10/26/98)
    ------------------  ---------------------------------  ----------------
    Stabilized
    Summit Belcourt     Dallas       1994             180     97.2%
    Summit Buena Vista  Dallas       1996             467     92.5%
    Summit Camino Real  Dallas       1998             364     93.1%
    Summit Turtle Cove  Dallas       1996             348     92.2%
    Summit Los Arboles  Austin       1995/1996        408     93.4%
    Summit Turtle Rock  San Antonio  1995             250     97.2%
      Stabilized Total                              2,017     93.7%

    Lease-Up
    Summit Las Palmas   Austin       1998             448        *
_______________
* Community is currently in lease-up and is expected to stabilize by year-end 1998.



Item 7. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     Audited financial statements will be filed by amendment as soon as practicable, but in no event later than 60 days after the date that this Current Report is filed.

(b)  Pro Forma Financial Information

     Pro forma financial information will be filed by amendment as soon as practicable, but in no event later than 60 days after the date that this Current Report is filed.

(c) Exhibits

Number Description

2.1 Agreement and Plan of Reorganization dated as of October 31, 1998 among Summit Properties Inc., affiliates of Summit Properties Inc. (including the Summit Properties Partnership, L.P.), Ewing Industries, Inc., and affiliates of Ewing Industries, Inc. Exhibits to this Agreement which have been omitted shall be supplementally furnished to the Commission upon request. (Incorporated by reference to Exhibit 2.1 of Summit Properties Inc.'s Current Report on Form 8-K filed on November 13, 1998, File No. 1-12792)

3.1 Amendment No. 13 to the Limited Partnership Agreement of Summit Properties Partnership, L.P. (Incorporated by reference to Exhibit 10.1 of Summit Properties Inc.'s Current Report on Form 8-K filed on November 13, 1998, File No. 1-12792)



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                     SUMMIT PROPERTIES PARTNERSHIP, L.P.

                                     By: Summit Properties Inc.,
                                         its general partner



Dated: November 13, 1998             By:  /s/ Michael L. Schwarz
                                          _____________________________
                                          Michael L. Schwarz
                                          Executive Vice President and
                                          Chief Financial Officer


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                                 Exhibit Index

Number Description

2.1 Agreement and Plan of Reorganization dated as of October 31, 1998 among Summit Properties Inc., affiliates of Summit Properties Inc. (including the Summit Properties Partnership, L.P.), Ewing Industries, Inc., and affiliates of Ewing Industries, Inc. (Incorporated by reference to Exhibit 2.1 of Summit Properties Inc.'s Current Report on Form 8-K filed on November 13, 1998, File No. 1-12792)

3.1 Amendment No. 13 to the Limited Partnership Agreement of Summit Properties Partnership, L.P. (Incorporated by reference to Exhibit 10.1 of Summit Properties Inc.'s Current Report on Form 8-K filed on November 13, 1998, File No. 1-12792)